Summary Prospectus Supplement

September 21, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 21, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2015

Global Franchise Portfolio (the "Portfolio")

On or about September 30, 2015, the Portfolio will recommence offering Class A shares and commence offering Class C shares. Accordingly, effective September 30, 2015, the Summary Prospectus is revised as follows:

The first two paragraphs under the section of the Summary Prospectus entitled "Purchase and Sale of Portfolio Shares" are hereby deleted and replaced with the following:

The Fund has suspended offering Class L shares of the Portfolio to all investors. The Class L shareholders of the Portfolio do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions.

Please retain this supplement for future reference.

  SU-MSIF-06-SPT-0915